Exhibit 24 (i) 1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, MANUEL J. IRAOLA, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint DONNA S. DOYLE, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2005, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 10th day of February 2006.


                                               /s/ Manuel J. Iraola         L.S.
                                          ----------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 10th day of February 2006, before me personally came MANUEL J. IRAOLA to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                               /s/ Maureen M. Boes
                                          --------------------------------------
                                                      Notary Public

                                                                Exhibit 24 (i) 1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, JEFFREY D. TRANEN, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint DONNA S. DOYLE, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2005, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 10th day of February 2006.


                                              /s/ Jeffrey D. Tranen         L.S.
                                          ----------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

         On this 10th day of February 2006, before me personally came JEFFERY D. TRANEN to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                              /s/ Maureen M. Boes
                                          --------------------------------------
                                                     Notary Public

                                                                Exhibit 24 (i) 1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, MARGARITA K. DILLEY, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint DONNA S. DOYLE, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2005, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 10th day of February 2006.


                                               /s/ Margarita K. Dilley      L.S.
                                          ----------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

         On this 10th day of February 2006, before me personally came MARGARITA
K. DILLEY to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that she executed the same.


                                              /s/ Maureen M. Boes
                                          --------------------------------------
                                                     Notary Public

                                                                Exhibit 24 (i) 1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, HEINZ K. FRIDRICH, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint DONNA S. DOYLE, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2005, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 10th day of February 2006.


                                               /s/ Heinz K. Fridrich        L.S.
                                          ----------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 10th day of February 2006, before me personally came HEINZ K. FRIDRICH to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                              /s/ Maureen M. Boes
                                          --------------------------------------
                                                     Notary Public

                                                                Exhibit 24 (i) 1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD F. X. GALLAGHER, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint DONNA S. DOYLE, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2005, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 10th day of February 2006.


                                               /s/ Edward F. X. Gallagher   L.S.
                                          ----------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 10th day of February 2006, before me personally came EDWARD F. X. GALLAGHER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                              /s/ Maureen M. Boes
                                          --------------------------------------
                                                     Notary Public

                                                                Exhibit 24 (i) 1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, STANLEY J. GRUBEL, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint DONNA S. DOYLE, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2005, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 10th day of February 2006.


                                                /s/ Stanley J. Grubel       L.S.
                                          ----------------------------------

STATE OF NEW YORK    )
                                    : ss.:
COUNTY OF DUTCHESS )

         On this 10th day of February 2006, before me personally came STANLEY J. GRUBEL to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                              /s/ Maureen M. Boes
                                          --------------------------------------
                                                     Notary Public

                                                                Exhibit 24 (i) 1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN M. FETTER, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint DONNA S. DOYLE, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2005, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 10th day of February 2006.


                                               /s/ Steven M. Fetter         L.S.
                                          ----------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 10th day of February 2006, before me personally came STEVEN M. FETTER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                              /s/ Maureen M. Boes
                                          --------------------------------------
                                                     Notary Public

                                                                Exhibit 24 (i) 1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, E. MICHEL KRUSE, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint DONNA S. DOYLE, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2005, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 10th day of February 2006.


                                               /s/ E. Michel Kruse          L.S.
                                          ----------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

         On this 10th day of February 2006, before me personally came E. MICHEL KRUSE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                              /s/ Maureen M. Boes
                                          --------------------------------------
                                                     Notary Public

                                                                Exhibit 24 (i) 1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, DONNA S. DOYLE, Vice President - Accounting and Controller, Principal Accounting Officer, and an Officer of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint STEVEN V. LANT, CHRISTOPHER M. CAPONE, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2005, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 10th day of February 2006.


                                                /s/ Donna S. Doyle          L.S.
                                          ----------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 10th day of February 2006, before me personally came DONNA S. DOYLE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that she executed the same.


                                              /s/ Maureen M. Boes
                                          --------------------------------------
                                                     Notary Public

                                                                Exhibit 24 (i) 1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN V. LANT, Chairman of the Board of Directors, President and Chief Executive Officer, a Principal Executive Officer, and a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint DONNA S. DOYLE, CHRISTOPHER M. CAPONE, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2005, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 10th day of February 2006.


                                               /s/ Steven V. Lant           L.S.
                                          ----------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 10th day of February 2006, before me personally came STEVEN V. LANT to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                              /s/ Maureen M. Boes
                                          --------------------------------------
                                                     Notary Public

                                                                Exhibit 24 (i) 1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, CHRISTOPHER M. CAPONE, Chief Financial Officer and Treasurer, Principal Financial Officer, and an Officer of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint DONNA S. DOYLE, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2005, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 10th day of February 2006.


                                               /s/ Christopher M. Capone    L.S.
                                          ----------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

         On this 10th day of February 2006, before me personally came CHRISTOPHER M. CAPONE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                              /s/ Maureen M. Boes
                                          --------------------------------------
                                                     Notary Public